[NOL LOGO]                                  [APL LOGO]
         456 Alexandra Road                          1111 Broadway
         #06-00 NOL Building                         Oakland, CA  94607
         Singapore  119962                           USA


         FOR RELEASE


                 NEPTUNE ORIENT LINES LTD TO ACQUIRE APL LIMITED
                               FOR $33.50 PER SHARE

         San Francisco, Calif., April 13, 1997 -- Neptune Orient Lines LTD (NOL) and APL Limited (APL), two leading container carri-ers, today announced that they have signed a definitive merger agreement under which APL will become a wholly owned subsidiary of NOL. Under the terms of the agreement, NOL will acquire all
         24.6 million outstanding shares of APL stock at $33.50 per share. The transaction is valued at approximately $825 mil-lion, and the Board of Directors of each company have unani-mously approved the transaction. NOL is listed on the Stock Exchange of Singapore, and APL is listed on the New York Stock Exchange and Pacific Stock Exchange.

         "The future of the shipping industry belongs to those who have a global vision, and the strategy and critical mass to realize that vision," said Mr. Timothy J. Rhein, President and CEO of APL. "This combination of the complementary APL and NOL route systems, service organizations and intermodal assets creates a global container line with resources to provide customers com-prehensive and efficient worldwide shipping services."

         "Moreover," he added, "this merger in no way lessens APL's com-mitment to the U.S. flag and American seafaring labor as part of our commitment to the Maritime Security Program (MSP) and the VISA program. Consistent with U.S. maritime policy, we fully expect to ensure the continued availability of U.S.- flagged and crewed ships as well as all the network resources of APL for participation in these programs."

         NOL and APL will operate a total fleet of 113 vessels, includ-ing 76 container ships with a total of about 200,000 TEUs in vessel capacity. APL is a leader in the trans-Pacific and intra-Asia trades, while NOL is very strong in the Europe-Far East trade, as well as the Far East to U.S. trade via the At-lantic. The combined revenues exceed $4.0 billion, which ranks NOL/APL among the largest shipping companies in the world.







         Following the merger, APL will retain its name and brand in the marketplace. It will continue its transportation operations, headed by its existing management in Oakland, CA.

         "We expect both companies to realize significant cost savings of at least $130 million annually from the consolidation of certain operations and improved efficiencies, including en-hanced network optimization, streamlined information technology systems, improved box utilization, lowered inland costs and reduced terminal expenses," said Mr. Lua Cheng Eng, Deputy Chairman and CEO of NOL. "APL will be strengthened by the ad-dition of NOL's North American service operations to APL's industry-leading trans-Pacific container liner business," he said.

         "We intend to invite Mr. Tim Rhein to join NOL's Board," Mr.
         Lua said.

         Mr. Lua noted that close economic and security relations have long existed between Singapore and the United States. Under a 1990 Memorandum of Understanding, Singapore provides important support, including leasing facilities to U.S. forces in the region. Several of NOL's vessels were chartered to the U.S. government for sealift support during Operation Desert Storm.

         The Board of Directors of APL will recommend that APL share-holders approve the acquisition at a shareholder meeting to be held later. Aside from this shareholder approval, the merger is subject to customary conditions, including review under the Hart-Scott-Rodino Antitrust Improvements Act and the Exon-Florio Amendment, as well as the approval of the U.S. Maritime Administration. The parties expect to consummate the transac-tion in the fall of 1997, following regulatory approvals.

         NOL's purchase of APL will be funded by existing lines of credit from commercial banks and internal resources.

         NOL is being advised by Goldman, Sachs & Co., while APL is be-ing advised by J.P. Morgan & Co. Incorporated.

         APL provides worldwide container transportation and logistics through an integrated network combining high-quality intermodal services with state-of-the-art information technology.

         NOL is a total global transportation company with diverse transport-related activities, but shipping is its core busi-ness.












         Contacts:                NOL                   APL

              April 13 Only       Dale Leibach          John Pachtner
                                  (415) 393-7717        Michael Kehs
                                  (415) 393-7732        (415) 393-7717
                                                              or 7732

              After April 13      Dale Leibach          John Pachtner
                                  (202) 434-8565        (510) 272-7208
                                                        Michael Kehs
                                                        (415) 764-1379














































         [NOL LOGO]                                  [APL LOGO]
         456 Alexandra Road                          1111 Broadway
         #08-00 NOL Building                         Oakland, CA  94607
         Singapore  119962                           USA


          KEY INFORMATION ABOUT NEPTUNE ORIENT LINES LTD AND APL LIMITED

                                         NOL                            APL
                            -----------------------------    ---------------------------
  Stock Exchanges           Stock Exchange of Singapore           New York Stock
                            Also traded OTC in NY via         Pacific Stock Exchange
                            ADRs (NTOLY), Frankfurt
                            and London Exchange

  Headquarters                        Singapore                   Oakland, CA USA

  No. of Ordinary Shares               722.3 m                        24.6 m
  (as of April 4, 1997)

  Total Assets*                 S$3.77 b (US$2.66 b)           US$1.88 b (S$2.66 b)

  Total Revenues*               S$1.93 b (US$1.36 b)           US$2.74 b (S$3.88 b)

  Revenue Breakdown*        Liner (77%)  S$1.49  (US$1.05)   Container
  ($ in billions)           Chartering   S$0.33  (US$0.23)     Transportation    US$2.36
                               (17%)                           (86.1%)          (S$3.34)
                            Others (6%)  S$0.11  (US$0.08)   Logistics Services
                                                               & Others          US$0.38
                                                               (13.9%)          (S$0.54)

  Existing Ship Fleet                  No. of                         No. of
                            Type        Ships                Type      Ships
                            ----       ------                ----     ------
                            Container    36  (83,700 TEU)    Container  40  (84,200 TEU)
                            Tanker       30 (2,069,616 Dwt)
                            Bulk Carrier  7 (387,338 Dwt)

  Ship Fleet on Order                  No. of
                            Type        Ships
                            ----       ------
                            Container    10  (33,324 TEU)
                            Tanker        2 (214,000 Dwt)
                            Bulk Carrier  2 (145,400 Dwt)

  1996 Container Volume*             746,000 TEU                   1,016,000 TEU

  Container Liner Services  Trade Route         Frequency    Trade Route       Frequency
                            -----------         ---------    -----------       ---------
                            trans-Pacific       5x weekly    trans-Pacific     6x weekly
                            Asia-Europe         4x weekly    Asia-Europe       3x weekly
                            Atlantic            1x weekly    Latin America     2x weekly
                            Australia           1x weekly    (plus a comprehensive intra-
                            (plus a comprehensive intra-     Asia service network)
                            Asia service network)

  Other Businesses          Operates fleet of tankers        Operates marine terminals
                            and bulk carriers; container     in Los Angeles, Seattle,
                            berths and terminals in          Oakland, Kaohsiung,
                            Bangkok and Ho Chi Minh City;    Yokohama, Kobe, Dutch
                            integrated warehousing,          Harbor; inland terminals
                            distribution and land            in Chicago, Atlanta,
                            transportation services;         South Kearny, Columbus;
                            ship management and bunkering    largest North American
                            services; property investments   stacktrain network;
                                                             integrated freight
                                                             logistics services;
                                                             freight brokerage and
                                                             consolidation services

  Number of Employees
  Worldwide*                            4,800                          4,000


  --------------------
  * At year end 31 December, 1996.
